Income Tax Expense	12 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
Income Tax Expense
Note 6 - Income Tax Expense
There is no provision for income taxes because the Group has historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets.
The Group’s loss before provision for income taxes for the years ended June 30, 2022,2021 and 2020 was generated in Australia.
As a result, any material income tax results arise in foreign jurisdictions.
A reconciliation of the statutory income tax rate to the Group’s effective income tax rate is as follows:

	Year Ended June 30, 2022 $’000	Year Ended June 30, 2021 $’000	Year Ended June 30, 2020 $’000
Tax at the statutory tax rate of 30%	(38,263)	(18,928)	(10,333)
Tax effect amounts which are not deductible/(taxable) in calculating taxable income:
Foreign tax rate differential	563	321	466
Non-deductible items	6,778	3,389	504
Current year tax losses and temporary difference not recognized	30,902	15,207	9,363

Effective income tax	(20)	(11)	—

Net deferred tax assets as of June 30, 2022, 2021 and 2020 consisted of the following:

	As of June 30, 2022 $’000	As of June 30, 2021 $’000
Deferred tax assets
Unused tax losses	62,717	36,797
Employee entitlements	1,294	650
Warranties	1,571	1,178
Lease liabilities	8,871	6,173
Other	3,987	5,262

Total deferred tax assets	78,440	50,060

Deferred tax liabilities
Right of use assets	(7,392)	(5,476)

Total deferred tax liabilities	(7,392)	(5,476)

Valuation allowance applied	(71,048)	(44,584)

Net deferred tax assets	—	—

	As of June 30, 2022 $’000	As of June 30, 2021 $’000
Changes in deferred taxation allowance
Opening balance – July 1	(44,584)	(25,989)
(Increase) in deferred tax assets (excluding losses)	(25,901)	(15,818)
Other movements including foreign currency and rate differential	(563)	(2,777)
Valuation allowance on tax losses	(71,048)	(44,584)

The Group has recognised a full valuation allowance for tax losses carried forward as of June 30, 2022, and 2021.
The Group’s historical tax losses predominantly arose in Australia. At June 30, 2022 there are $197.8 million (2021: $107.9 million; 2020: $83.0 million) available indefinitely for offsetting against future taxable profits of the companies in which the losses arose, subject to certain tests being met. The losses are subject to confirmation with taxing authorities and the lodgement and finalization of income tax returns. The actual losses available on lodgement of these returns may be different. The future use is also uncertain due to Group operations, continuity of ownership limitations, tax law changes and compliance with existing tax law. Consequently, a full valuation allowance has been recorded.
The Group files income tax returns in a number of jurisdictions including the United States, the Netherlands and Australia. Income tax returns for all jurisdictions except the Netherlands have been filed for the period ending June 30, 2021. Additionally, the Group has not filed income tax returns for the Netherlands relating to period June 2019 and June 2020, however, does not expect any material amendments, penalties, or interest to be incurred as a result of this late filing for the June 30, 2021, 2020 and 2019 year
e
nds.